UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 27, 2007
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado (State or other jurisdiction of Incorporation or organization)	1-31398 (Commission File Number)	75-2811855 (IRS Employer Identification No.)

2911 South County Road 1260 Midland, Texas (Address of Principal Executive Offices)	79706 (Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 8, 2006, the Securities and Exchange Commission approved new AMEX listing standards setting forth Direct Registration System (“DRS”) eligibility requirements. DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities. To meet DRS eligibility requirements, on November 27, 2007 the Board of Directors of Natural Gas Services Group, Inc. amended Article V, Sections 1, 2, 3 and 4 of its Bylaws so as to authorize the Board of Directors to determine that the interest of each stockholder of the Company may be evidenced by uncertificated shares of stock, whether upon original issue, re-issuance, or subsequent transfer.
     The full text of the Amended and Restated Bylaws is attached to this Current Report on Form 8-K as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Bylaws of Natural Gas Services Group, Inc.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor,
Chairman of the Board, President and Chief Executive Officer

Dated: November 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Bylaws of Natural Gas Services Group, Inc.